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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest reported): June 27, 2012

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VMWARE, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33622	94-3292913
(State of Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

3401 Hillview Avenue, Palo Alto, CA	94304
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (650) 427-5000

N/A
(Former Name or Former Address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

On June 27, 2012, the sole Class B common stockholder of VMware, Inc. ("VMware"), EMC Corporation, approved the proposed acquisition by VMware of DynamicOps, Inc. in accordance with VMware's Amended and Restated Certificate of Incorporation, by action of written consent pursuant to Section 228 of the Delaware General Corporation Law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 27, 2012

VMWARE, INC.

By:	/s/ S. DAWN SMITH
S. Dawn Smith Senior Vice President, General Counsel, Chief Compliance Officer and Secretary